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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 January 7, 2003
                Date of Report (Date of earliest event reported)


                            MEADWESTVACO CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    001-31215                 31-1797999
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)

                                 (203) 461-7400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other events.


     On December 31, 2002, MeadWestvaco Corporation ("MeadWestvaco") consummated an internal corporate restructuring, as a consequence of which MeadWestvaco has assumed (through the execution of certain supplemental indentures attached as Exhibits 4.1 - 4.5 hereto and incorporated by reference herein) all of the obligations of both The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco") under various bond indentures governing their respective issuances of publicly registered debt. As a further consequence of the corporate restructuring referenced above all of the guarantees of MeadWestvaco's publicly registered debt (including the former debt of both Mead and Westvaco referenced above) have, by their terms, terminated.




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Item 7.  Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

           Exhibit No.             Description

              (4.1) Second Supplemental Indenture between MeadWestvaco
                    Corporation and The Bank of New York dated December 31, 2002

              (4.2) Fifth Supplemental Indenture between MW Custom Papers, Inc.
                    and Deutsche Bank Trust Company Americas dated December 31, 2002

              (4.3) Sixth Supplemental Indenture between MeadWestvaco
                    Corporation and Deutsche Bank Trust Company Americas dated December 31, 2002

              (4.4) Second Supplemental Indenture between MW Custom Papers,
                    Inc. and Bank One Trust Company, N.A. dated December 31,
                    2002

              (4.5) Third Supplemental Indenture between MeadWestvaco
                    Corporation and Bank One Trust Company, N.A. dated December 31, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 7, 2003

                               MEADWESTVACO CORPORATION




                               By:  /s/ Karen R. Osar
                                    -----------------------------------
                                    Name:  Karen R. Osar
                                    Title: Senior Vice President and
                                             Chief Financial Officer



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